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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         DATE OF REPORT: APRIL 17, 2003
               (DATE OF EARLIEST EVENT REPORTED: APRIL 16, 2003)



                          EL PASO NATURAL GAS COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                          1-2700                             74-0608280
(State or other jurisdiction       (Commission File Number)        (I.R.S. Employer Identification No.)
      of incorporation)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

                                 (713) 420-2600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On April 16, 2003, we entered into a $3,000,000,000 Revolving Credit Agreement (which replaced our previous $3,000,000,000 facility), a $1,000,000,000 Amended and Restated 3-Year Revolving Credit Agreement (which replaced our previous $1,000,000,000 facility) and a related Security and Intercreditor Agreement, each of which is attached as an exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         99.1 $3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company and ANR Pipeline Company, as Borrowers, the Lenders Party Thereto, and JPMorgan Chase Bank, as Administrative Agent, ABN Amro Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers (Exhibit 99.1 to El Paso Corporation's Form 8-K filed on April 18, 2003).
         99.2 $1,000,000,000 Amended and Restated 3-Year Revolving Credit Agreement dated as of April 16, 2003 among El Paso Corporation, El Paso Natural Gas Company and Tennessee Gas Pipeline Company, as Borrowers, The Lenders Party Thereto, and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers (Exhibit 99.2 to El Paso Corporation's Form 8-K filed on April 18, 2003).
         99.3 Security and Intercreditor Agreement Dated as of April 16, 2003 Among El Paso Corporation, the Persons Referred to Therein as Pipeline Company Borrowers, the Persons Referred to Therein as Grantors, Each of the Representative Agents, JPMorgan Chase Bank, as Credit Agreement Administrative Agent and JPMorgan Chase Bank, as Collateral Agent, Intercreditor Agent, and Depository Bank (Exhibit 99.3 to El Paso Corporation's Form 8-K filed on April 18, 2003).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         EL PASO NATURAL GAS COMPANY


                                         By:   /s/ John W. Somerhalder II
                                            ------------------------------------
                                                   John W. Somerhalder II
                                                   Chairman of the Board


Dated: April 17, 2003

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                                 EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
 99.1        $3,000,000,000 Revolving Credit Agreement dated as of April 16,
             2003 among El Paso Corporation, El Paso Natural Gas Company,
             Tennessee Gas Pipeline Company and ANR Pipeline Company, as
             Borrowers, the Lenders Party Thereto, and JPMorgan Chase Bank, as
             Administrative Agent, ABN Amro Bank N.V. and Citicorp North
             America, Inc., as Co-Document Agents, Bank of America, N.A. and
             Credit Suisse First Boston, as Co-Syndication Agents, J.P. Morgan
             Securities Inc. and Citigroup Global Markets Inc., as Joint
             Bookrunners and Co-Lead Arrangers (Exhibit 99.1 to El Paso
             Corporation's Form 8-K filed on April 18, 2003).
 99.2        $1,000,000,000 Amended and Restated 3-Year Revolving Credit
             Agreement dated as of April 16, 2003 among El Paso Corporation,
             El Paso Natural Gas Company and Tennessee Gas Pipeline Company, as
             Borrowers, The Lenders Party Thereto, and JPMorgan Chase Bank, as
             Administrative Agent, ABN AMRO Bank N.V. and Citicorp North
             America, Inc., as Co-Document Agents, Bank of America, N.A., as
             Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global
             Markets Inc., as Joint Bookrunners and Co-Lead Arrangers (Exhibit
             99.2 to El Paso Corporation's Form 8-K filed on April 18, 2003).
 99.3        Security and Intercreditor Agreement Dated as of April 16, 2003
             Among El Paso Corporation, the Persons Referred to Therein as
             Pipeline Company Borrowers, the Persons Referred to Therein as
             Grantors, Each of the Representative Agents, JPMorgan Chase Bank, as Credit Agreement Administrative Agent and JPMorgan Chase Bank, as Collateral Agent, Intercreditor Agent, and Depository Bank
             (Exhibit 99.3 to El Paso Corporation's Form 8-K filed on April 18,
             2003).